UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2025

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.
On April 24, 2025, MidWestOne Financial Group, Inc. (the “Company”) issued a press release announcing its earnings for the three months ended March 31, 2025. The press release is furnished herewith as Exhibit 99.1. In addition, the Company is providing a financial supplement furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this item and the attached press release and financial supplement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on April 22, 2025. There were 20,815,715 shares of common stock outstanding as of the record date for the Annual Meeting, of which 18,191,107 were present in person or by proxy at the meeting, representing 87.39% of the outstanding shares eligible to vote. Three proposals were presented to the shareholders. The results of the shareholder vote on each of the three proposals were as follows:
A proposal to elect four individuals to serve as Class III members of the board of directors of the Company, with each director having a three-year term expiring in the year 2028.

	Number of Shares	Number of Shares
Nominees	Voted For	Vote Withheld	Broker Non-Votes
Janet E. Godwin	16,151,022	874,429	1,165,656
Matthew J. Hayek	15,896,525	1,128,926	1,165,656
Tracy S. McCormick	16,864,850	160,601	1,165,656
Andre Perry	16,508,751	516,700	1,165,656
A non-binding, advisory basis, proposal to approve the compensation awarded by the Company to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as required by Section 14A of the Securities Exchange Act of 1934, as amended.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
15,877,458	1,074,045	73,948	1,165,656
The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
18,083,471	104,748	2,888	—
Item 8.01.    Other Events.
The Board of Directors of the Company declared a cash dividend of $0.2425 per common share on April 22, 2025. The dividend is payable June 16, 2025, to shareholders of record at the close of business on June 2, 2025.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

99.1	MidWestOne Financial Group, Inc. press release dated April 24, 2025
99.2	MidWestOne Financial Group, Inc. financial supplement dated April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	April 24, 2025	By:	/s/ BARRY S. RAY
Barry S. Ray
Chief Financial Officer